UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/28/2005

Consumers Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  033-79130

Ohio	34-1771400
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

614 East Lincoln Way
PO Box 256
Minerva, Ohio 44657
(Address of principal executive offices, including zip code)

330-868-7701
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective November 28, 2005 the Board of Directors appointed Harry W. Schmuck, Jr., age 56, as a member of the Board of Consumers Bancorp, Inc. Mr. Schmuck is expected to be named to the Loan and Asset/Liability Committees. Mr. Schmuck has served as Operations Manager of Schmuck Partnership. He holds a Bachelor of Arts degree in History and Political Science and a minor in Psychology from the University of Findlay.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp, Inc.

Date: November 29, 2005	By:	/s/ Steven L. Muckley
Steven L. Muckley
President and Chief Executive Officer